Exhibit 99.1

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

				Change

	Q1 2011	Q4 2010	Q1 2010	% SEQ Inc	% YoY Inc

United States and Canada	$128,304	$122,110	$89,613	5.1%	43.2%

Europe	78,707	70,165	69,374	12.2%	13.5%

Latin America	50,131	53,887	40,623	-7.0%	23.4%

Asia	26,623	29,809	23,790	-10.7%	11.9%

GAAP Total net revenues	$283,765	$275,971	$223,400	2.8%	27.0%

Amortization of step-down in deferred revenue on acquisition

United States and Canada	175	29	-

United States and Canada	$128,479	$122,139	$89,613	5.2%	43.4%

Europe	78,707	70,165	69,374	12.2%	13.5%

Latin America	50,131	53,887	40,623	-7.0%	23.4%

Asia	26,623	29,809	23,790	-10.7%	11.9%

Non-GAAP Total net revenues	$283,940	$276,000	$223,400	2.9%	27.1%

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

Q4 2010

GAAP Net revenues - System Solutions	$228,296

Amortization of step-down in deferred revenue on acquisition	11

Non-GAAP Net revenues - System Solutions	$228,307

GAAP Net revenues - Services	$47,675

Amortization of step-down in deferred revenue on acquisition	18

Non-GAAP Net revenues - Services	$47,693

GAAP Net revenues	$275,971

Amortization of step-down in deferred revenue on acquisition	29

Non-GAAP Net revenues	$276,000

GAAP Cost of net revenues - System Solutions	$146,393

Stock-based compensation	(327)

Acquisition related and Restructuring costs	(171)

Reversal of warranty liability established at acquisition

Amortization of purchased intangible assets	(5,903)

Non-GAAP Cost of net revenues - System Solutions	$139,992

GAAP Cost of net revenues - Services	$25,877

Stock-based compensation	(22)

Acquisition related and Restructuring costs	(6)

Amortization of purchased intangible assets	(103)

Non-GAAP Cost of net revenues - Services	$25,746

GAAP Gross profit - System Solutions	$81,903

Amortization of step-down in deferred revenue on acquisition	11

Stock-based compensation	327

Acquisition related and Restructuring costs	171

Reversal of warranty liability established at acquisition	-

Amortization of purchased intangible assets	5,903

Non-GAAP Gross profit - System Solutions	$88,315

GAAP System Solutions gross margins	35.9%

Amortization of step-down in deferred revenue on acquisition as a % of System
Solutions net revenues	0.0%

Stock-based compensation as a % of System Solutions net revenues	0.1%

Acquisition related and Restructuring costs as a % of System Solutions net
revenues	0.1%

Reversal of warranty liability established at acquisition as a % of System Solutions
net revenues	0.0%

Amortization of purchased intangible assets as a % of System Solutions net
revenues	2.6%
Non-GAAP System Solutions gross margins	38.7%

GAAP Gross profit - Services	$21,798

Amortization of step-down in deferred revenue on acquisition	18

Stock-based compensation	22

Acquisition related and Restructuring costs	6

Amortization of purchased intangible assets	103

Non-GAAP Gross profit - Services	$21,947

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

Q4 2010

GAAP Services gross margins	45.7%

Amortization of step-down in deferred revenue on acquisition as a % of Services
net revenues	0.0%

Stock-based compensation as a % of Services net revenues	0.0%

Acquisition related and Restructuring costs as a % of Services net revenues	0.0%

Amortization of purchased intangible assets as a % of Services net revenues	0.2%
Non-GAAP Services gross margins	46.0%

GAAP Gross profit	$103,701

Amortization of step-down in deferred revenue on acquisition	29

Stock-based compensation	349

Acquisition related and Restructuring costs	177

Reversal of warranty liability established at acquisition	-

Amortization of purchased intangible assets	6,006

Non-GAAP Gross profit	$110,262

GAAP Gross margins	37.6%

Amortization of step-down in deferred revenue on acquisition as a % of net
revenues	0.0%

Stock-based compensation as a % of net revenues	0.1%

Acquisition related and Restructuring costs as a % of net revenues	0.1%

Reversal of warranty liability established at acquisition as a % of net revenues	0.0%

Amortization of purchased intangible assets as a % of net revenues	2.2%
Non-GAAP Gross margins	40.0%

GAAP Research and development	$20,427

Stock-based compensation	(757)

Acquisition related and Restructuring costs	(1)

Non-GAAP Research and development	$19,669
Non-GAAP Research and development as a % of net revenues	7.1%

GAAP Sales and marketing	$27,632

Stock-based compensation	(2,942)

Acquisition related and Restructuring costs	(779)

Non-GAAP Sales and marketing	$23,911
Non-GAAP Sales and marketing as a % of net revenues	8.7%

GAAP General and administrative and amortization of purchased intangible assets	$25,867

Stock-based compensation	(2,872)

Other charges - SOX remediation	-

Acquisition related and Restructuring costs	(1,895)

Amortization of purchased intangible assets	(2,983)

Non-GAAP General and administrative	$18,117
Non-GAAP General and administrative as a % of net revenues	6.6%

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

Q4 2010

GAAP Operating expenses	$73,926

Stock-based compensation	(6,571)

Other charges - SOX remediation	-

Acquisition related and Restructuring costs	(2,675)

Amortization of purchased intangible assets	(2,983)

Non-GAAP Operating expenses	$61,697
Non-GAAP Operating expenses as a % of net revenues	22.4%

GAAP Operating income	$29,775

Amortization of step-down in deferred revenue on acquisition	29

Stock-based compensation	6,920

Other charges - SOX remediation	-

Acquisition related and Restructuring costs	2,852

Reversal of warranty liability established at acquisition	-

Amortization of purchased intangible assets	8,989

Non-GAAP Operating income	$48,565

GAAP Operating margin	10.8%

Amortization of step-down in deferred revenue on acquisition as a % of net
revenues	0.0%

Stock-based compensation as a % of net revenues	2.5%

Other charges - SOX remediation as a % of net revenues	0.0%

Acquisition related and Restructuring costs as a % of net revenues	1.0%

Reversal of warranty liability established at acquisition as a % of net revenues	0.0%

Amortization of purchased intangible assets as a % of net revenues	3.3%
Non-GAAP Operating margin	17.6%

GAAP Interest expense	$(6,487)

Acquisition related interest charges	(608)

Non-cash interest expense	3,745

Non-GAAP Interest expense	$(3,350)

GAAP Interest income	$390

Non-GAAP Interest income	$390

GAAP Other income (expense), net	$2,186

Other charges - acquisitions related and other	(2,614)

Non-GAAP Other expense, net	$(428)

VERIFONE SYSTEMS, INC. AND SUBSIDIARIES

RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

(UNAUDITED)

		Q4 2010

Non-GAAP Income before income taxes		$45,177

GAAP Provision for (benefit from) income taxes		$(23,577)

Income tax effect of non-GAAP exclusions		32,612

Non-GAAP Provision for income taxes (1)		$9,035
Non-GAAP Income tax rate (1)		20%

GAAP Net income		$49,441

Amortization of step-down in deferred revenue on acquisition		29

Stock-based compensation		6,920

Other charges - SOX remediation, acquisitions related and other		(3,222)

Acquisition related and Restructuring costs		2,852

Reversal of warranty liability established at acquisition		-

Amortization of purchased intangible assets		8,989

Non-cash interest expense		3,745

Income tax effect of non-GAAP exclusions		(32,612)

Total Non-GAAP Net income		$36,142

Non-GAAP Net income per share:

Basic		$0.42

Diluted		$0.40

Weighted average shares used in computing Non-GAAP net	income per share:

Basic		85,895

Diluted		89,318

GAAP Net income as a % of net revenues		17.9%

Amortization of step-down in deferred revenue on acquisition as a % of net
revenues		0.0%

Stock-based compensation as a % of net revenues		2.5%

Other charges - SOX remediation, acquisitions related and other as a % of net
revenues		-1.2%

Acquisition related and Restructuring costs as a % of net revenues		1.0%

Reversal of warranty liability established at acquisition as a % of net revenues		0.0%

Amortization of purchased intangible assets as a % of net revenues		3.3%

Non-cash interest expense as a % of net revenues		1.4%

Income tax effect of non-GAAP exclusions as a % of net revenues		-11.8%
Total Non-GAAP Net income as a % of non-GAAP net revenues		13.1%

(1) The Non-GAAP tax rate used in our Non-GAAP reconciliation was changed beginning the fiscal third quarter 2010 from 28% to 20%.